Sphere 500 Fossil Free Fund
(Trading Symbol: SPFFX)

PROSPECTUS
October 4, 2021,
as amended and restated December 9, 2021
Telephone: 1-844-2SPHERE
www.reflectionam.com/sphere

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
Investment Objective
The Sphere 500 Fossil Free Fund (the “Fund”) seeks to track the performance, before fees and expenses, of the Sphere 500 Fossil Free Index (the “Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.07%
Distribution (12b-1) and/or Service Fees	None
Other Expenses(1)	0.05%
Total Annual Fund Operating Expenses	0.12%
(1) “Other Expenses” have been restated to reflect current fees and are estimated for the Fund’s current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$12	$39
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.
The Index
The Index is a modified version of the BITA US 500 Giants Index (the “Reference Index”). The Fund’s index provider, OurSphere.org (the “Index Provider”), removes fossil fuel companies from the investable universe in the Reference Index using data obtained from As You Sow, an unaffiliated non-profit organization that promotes environmental and social corporate responsibility through shareholder advocacy. The Reference Index aims to track the market performance of the largest 500 listed companies, as measured by market capitalization, that trade at regulated U.S. stock exchanges. The Index is designed to measure the market performance of the Reference Index as adjusted by removing fossil fuel companies from the investable universe.
The composition of the Reference Index includes the 500 largest companies by market capitalization that trade at regulated U.S. stock exchanges. The Reference Index is then adjusted to remove fossil fuel companies to create the investable universe of the Index. Fossil fuel companies are designated as such using multiple screens and typically include companies in the coal and oil/gas industries, as well as fossil-fired utility companies.
On a monthly basis, As You Sow publishes a list of companies that are considered to be fossil fuel companies, based on one or more of the following screens:

Coal screen:
The coal screen is comprised of (i) companies assigned to the coal industry as determined by the Morningstar Global Equity Classification Structure (“Morningstar”) (i.e., companies that engage in mining coal), (ii) companies on the Global Coal Exit List (“GCEL”), as maintained by Urgewald, a German environmental and human rights non-governmental organization, with coal mining operations, and (iii) the top 100 coal reserve holders from the Carbon Underground 200, a list compiled and maintained by FFI Solutions, a research and analytics firm.

Oil/gas screen:	The oil/gas screen is comprised of (i) companies assigned by Morningstar to one of the following oil and gas industries: drilling, exploration and production, integrated, midstream, refining and marketing, or equipment and services and (ii) the top 100 oil/gas reserve holders from the Carbon Underground 200 list.
Macroclimate 30 screen:	The Macroclimate 30 screen is an exclusion list of the 30 largest public-company owners of coal-fired power plants in developed markets, plus China and India. Macroclimate LLC is an investment advisory firm focused on sustainable investing and maintains the Macroclimate 30 screen.
Utilities screen:	The utilities screen is comprised of (i) companies assigned by Morningstar to one of the following utilities industries: regulated electric, regulated gas, independent power producers, and diversified and (ii) all companies on the GCEL with coal power operations.
If a company meets one or more of the screening criteria listed above, that company is excluded from the Index. Remaining Reference Index constituents are then weighted by free float-adjusted market capitalization. A company’s free float-adjusted market capitalization is calculated by multiplying the number of shares readily available in the market by the price of such shares. The aggregate weight of companies with an individual weight greater than 5% is capped at 25% of the Index, and any remaining companies are capped at 4.5% of the Index.
The Index is typically composed of approximately 450 companies and is rebalanced and reconstituted quarterly as of close on the third Friday of March, June, September, and December, based on data as of the close of business on the Friday of such reconstitution month. As of August 31, 2021, the Index was composed of 451 companies.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index normally, in weightings that approximate the relative composition of the Index. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that are issued by companies that do not derive any revenue from the sale of fossil fuels or have fossil fuel related assets or reserves or use fossil fuels for power generation. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of
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the component securities of the Index in approximately the same weightings as in the Index. This is referred to as a passive or indexing approach to investing.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of the date of this Prospectus, the Index was not concentrated in any industry or group of industries.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•Sustainability Considerations Risk. The Index’s focus on sustainability considerations (fossil fuel screens and other criteria) may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment considerations.
•General Market Risk; Recent Market Events. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.
U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed travel and social behaviors, rising inflation, and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID-19 the recovery is proceeding at slower than expected rates and may last for a prolonged period of time.
•New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund's liquidation may not be favorable.
•Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
•Mid-Capitalization Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to
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greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
•Passive Investment Risk. The Fund is not actively managed and Reflection Asset Management, LLC (the “Adviser”) would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
•New Index Provider Risk. The Index was created by and is owned and maintained by OurSphere.org, which has not previously been an index provider, which may create additional risks for investing in the Fund. There is no assurance that OurSphere.org will compile the Index accurately, or that the Index will be reconstituted, rebalanced, calculated or disseminated accurately. Any losses or costs associated with errors made by OurSphere.org or its agents generally will be borne by the Fund and its shareholders.
•Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data published by independent third parties (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
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Performance Information
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is also available on the Fund’s website at www.reflectionam.com/sphere.
Management of the Fund
Investment Adviser
Reflection Asset Management, LLC serves as investment adviser to the Fund.
Portfolio Manager
Jason Britton, Chief Executive Officer and Portfolio Manager of the Adviser, is responsible for the day-to-day management of the Fund’s portfolio and has been the portfolio manager of the Fund since October 2021.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to: Sphere 500 Fossil Free Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by telephone at 1-844-2SPHERE, by wire transfer or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. There is no minimum initial investment in the Fund and additional investments may be made in any amount.
Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective
The Fund seeks to track the performance, before fees and expenses, of the Index.
The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders. The Fund is organized as a diversified open-end mutual fund. There is no guarantee that the Fund will achieve its investment objective.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the applicable Index in the same approximate proportion as in the Index, but may, when the Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that are issued by companies that do not derive any revenue from the sale of fossil fuels or have fossil fuel related assets or reserves or use fossil fuels for power generation.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of the date of this Prospectus, the Index was not concentrated in any industry or group of industries.
Additional Information About the Index
The Index is a modified version of the Reference Index. The Index Provider receives under license, the constituents of the Reference Index and removes the securities designated as fossil fuel companies, as prescribed by As You Sow (www.fossilfreefunds.org), a U.S. domiciled non-profit organization focused on corporate accountability. The composition of the Reference Index includes the 500 largest companies by market capitalization that trade at regulated U.S. stock exchanges. The Reference Index is then adjusted to remove fossil fuel companies to create the investable universe of the Index. Fossil fuel companies are designated as such using multiple screens and typically include companies in the coal and oil/gas industries, as well as fossil-fired utility companies.
The Index Provider uses data obtained from As You Sow, which publishes lists of companies that are flagged by one or more of the following screens on a monthly basis:
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Coal screen:
The coal screen is comprised of (i) companies assigned to the coal industry as determined by Morningstar (i.e., companies engage in mining coal), (ii) companies on the GCEL with coal mining operations, and (iii) the top 100 coal reserve holders from the Carbon Underground 200 list.

Oil/gas screen:	The oil/gas screen is comprised of (i) companies assigned by Morningstar to one of the following oil and gas industries: drilling, exploration and production, integrated, midstream, refining and marketing, or equipment and services and (ii) the top 100 oil/gas reserve holders from the Carbon Underground 200 list.
Macroclimate 30 screen:	The Macroclimate 30 screen is an exclusion list of the 30 largest public-company owners of coal-fired power plants in developed markets, plus China and India.
Utilities screen:	The utilities screen is comprised of (i) companies assigned by Morningstar to one of the following utilities industries: regulated electric, regulated gas, independent power producers, and diversified and (ii) all companies on the GCEL with coal power operations.
The GCEL is published annually and all companies on the GCEL meet at least one of the following criteria: the company’s coal share of revenue or coal share of power production is greater than or equal to 20%; the company’s annual thermal coal production equals or exceeds 10 million tons or the company’s installed coal-fired capacity equals or exceeds five gigawatts; or the company develops new coal mines, coal-fired power plants, or coal-related infrastructure.
The Carbon Underground 200 list, compiled and maintained by FFI Solutions, identifies the top 100 coal and top 100 oil and gas publicly-traded reserve holders globally, ranked by the potential carbon emissions content of their reported reserves.
In publishing the Macroclimate 30 screen, Macroclimate LLC periodically compiles extracts from Global Coal Plant Tracker, associates owners of the largest operating plants (including planned and new construction) in the relevant geographic areas with their respective publicly-traded companies, excludes companies rapidly phasing out their coal fleet in alignment with the Paris Agreement, and then ranks the remaining companies by their total coal-fired energy capacity.
If the utilities screen initially excludes a company but if As You Sow determines that company is engaged in 100 percent renewable operations, pure transmission, or otherwise does not burn or transport fossil fuels, the company is included in the Index.
The GCEL, Carbon Underground 200, Macroclimate 30, and As You Sow’s lists and data sources are publicly available.
Index/Trademark Licenses/Disclaimers
BITA GmbH is a Germany-based financial technology company that provides enterprise-grade indexes, data and infrastructure to institutions operating in the passive and quantitative investment spaces. The Sphere 500 Fossil Free Index is owned by OurSphere.Org, and is calculated, administered, and disseminated by BITA GmbH via license. The Adviser licenses use of the Index from OurSphere. Inc. Our Sphere, Inc. (doing business as Sphere and commonly referred to as OurSphere.org) is a registered Delaware Public Benefit Corporation whose mission is to help investors get 401(k) money out of fossil fuel companies and enable companies to offer plan participants with fossil-free options in 401(k) plans.
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Additional Principal Risk Information
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The following principal risks are applicable to investments in the Fund:
•Sustainability Considerations Risk. Sustainability considerations such as environmental criteria (e.g., fossil fuel screens) applied to the Index’s construction may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may produce more modest gains than funds that are not subject to similar investment considerations. For example, the Index may exclude certain securities due to sustainability considerations when other investment considerations would suggest that a more significant investment in such securities would be advantageous.
•General Market Risk; Recent Market Events. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed travel and social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund's liquidation may not be favorable. In addition, should the Fund not grow to an economically viable size, it may experience greater tracking error to the Index than it otherwise would at higher asset levels.
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•Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies.
•Mid-Capitalization Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
•Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. Other than in response to a trigger if set forth in the Fund’s applicable Index methodology, the Fund invests in securities included in, or representative of securities included in the Index regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.
•New Index Provider Risk. The Index was created by and is owned and maintained by OurSphere.org, which has not previously been an index provider, which may create additional risks for investing in the Fund. There is no assurance that OurSphere.org will compile the Index accurately, or that the Index will be reconstituted, rebalanced, calculated or disseminated accurately. Any losses or costs associated with errors made by OurSphere.org or its agents generally will be borne by the Fund and its shareholders.
•Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
•Cybersecurity Risk: With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber
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incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.
•Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on proprietary Third Party Data. When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with the Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interest of the Fund, which generally can be expected to produce a greater non-correlation risk.
•Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
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Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI. Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in other regulatory filings. The annual and semi-annual reports to Fund shareholders will be available free of charge by contacting the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 1-844-2SPHERE.
MANAGEMENT
The Board supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.
Investment Adviser
Reflection Asset Management, LLC, a South Carolina limited liability company organized in 2019, serves as the investment adviser to the Fund. The Adviser’s principal place of business is 1000 Palm Boulevard, Isle of Palms, South Carolina 29451. The Adviser has overall responsibility for the general management and administration of the Fund. The Adviser, subject to the general oversight of the Board, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations and overseeing investment activities. The Adviser also furnishes the Fund with office space and certain administrative services and provides personnel needed to fulfill its obligations under the Investment Advisory Agreement. For its services to the Fund, under the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund (the “Investment Advisory Agreement”), the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.07% of the Fund’s average daily net assets. As of July 31, 2021, the Adviser had approximately $25 million in assets under management.
The Adviser has agreed to pay all expenses of the Fund, except for: the unified management fee payable to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution (12b-1) fees and expenses, and shareholder service fees and expenses under a shareholder services plan (collectively, “Excluded Expenses”). As part of the arrangement between the Sponsor (defined below) and the Adviser, the Sponsor has agreed to assume the obligation of the Adviser to pay all expenses of the Fund (except Excluded Expenses).
The basis for the Board of Trustees’ approval of the Investment Advisory Agreement for the Fund will be available in the Fund’s first annual or semi-annual report to shareholders.
Portfolio Manager
Jason T. Britton, Chief Executive Officer and Founder of the Adviser, serves as the Portfolio Manager of the Fund. Mr. Britton has served as the CEO and head portfolio manager of the Adviser since its inception in 2019. From 2016 to 2019, Mr. Britton served as a consulting portfolio manager for two different SEC registered investment advisers: Sciens Capital Management and AlphaOne Capital. From 2009 to 2016, Mr. Britton served as Managing Director and Head Portfolio Manager for thematic/ESG equities for U.S. Trust, a division of Bank of America. Additionally, Mr. Britton is a Professor of Impact Investing in the business school of the College of Charleston. Mr. Britton received his B.S. in Business from Georgetown University and holds an MBA from the Yale School of Management.
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The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of the Fund.
Fund Sponsor
Our Sphere, Inc., commonly referred to as OurSphere.org (the “Sponsor,” and also the Fund’s Index Provider), has licensed the Index to the Adviser and has entered a services and revenue sharing agreement with the Adviser, pursuant to which the Sponsor agrees to (i) provide marketing support for the Fund, including, but not limited to, distributing the Fund’s marketing materials and providing the Fund with access to and the use of the Sponsor’s other marketing capabilities, including communications through print and electronic media discussing the Index; (ii) assist with the development of and provide other support to the Fund; and (iii) assume the obligation of the Adviser to pay all expenses of the Fund, except Excluded Expenses. The Sponsor will support the Adviser as the Sponsor conducts its campaign to raise awareness around climate change. Additionally, the Adviser has a minority economic ownership interest in the Sponsor. The Sponsor does not act as an investment adviser or otherwise provide investment advice to the Fund. For these services the Sponsor is entitled to a fee which is paid by the Adviser.
DISTRIBUTION AND SERVICING OF FUND SHARES
Distributor
The Trust has entered into a Distribution Agreement with Vigilant Distributors, LLC, (the “Distributor”), located at Gateway Corporate Center Ste 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of FINRA.
Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) that allows the Fund to make payments to financial intermediaries and other service providers for shareholders in return for shareholder servicing and maintenance of shareholder accounts. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets and may not be used to pay for any services in connection with the distribution and sale of the Fund.
Payments to Financial Intermediaries
The Adviser, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing, for distribution and shareholder services. The Adviser may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders. These payments may create a conflict of interest by influencing the representative to recommend the Fund over another investment. Amounts paid by the Adviser to shareholder services are in addition to or in lieu of amounts paid by the Fund under the Shareholder Servicing Plan.
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SHAREHOLDER INFORMATION
Pricing of Shares
The price of the Fund’s shares is based on its NAV. The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally, 4:00 p.m. Eastern Time) (“Market Close”) on each day that the Exchange is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Any order received after the close of trading on the Exchange will be processed at the NAV as determined as of the close of trading on the next day the Exchange is open. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.
The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), and for which market quotations are available, are valued at the last quoted sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price.
If there is no reported sale on the applicable exchange, securities are valued at the mean between the most recent quoted bid and asked prices. In the event such market quotations are not readily available, fair value will be determined using procedures adopted by the Board.
When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
Purchase of Shares
The Fund’s shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund is $1,000 for non-IRAs and $500 for IRAs. Additional investments may be made in any amount. The Fund does not charge any sales loads, deferred sales loads or other fees, such as 12b-1 fees, in connection with the purchase of shares. You may purchase shares as specified below. The Adviser reserves the right to change the criteria for eligible investors and investment minimums, including waiving the minimum.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
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By Mail: You may purchase shares by sending a check in U.S. dollars drawn on a U.S. bank payable to the Sphere 500 Fossil Free Fund, indicating the name of the Fund and the dollar amount to be purchased, along with a completed application. If a subsequent investment is being made, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
Send the check and account application to:
Regular mail:
Sphere 500 Fossil Free Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight mail:
Sphere 500 Fossil Free Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.
Purchase orders must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing.
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By Wire: If you are making your first investment in the Fund by wire, before you wire funds the Transfer Agent must have a completed account application. You may mail or deliver overnight your account application to the Transfer Agent at the addresses provided under “By Mail” above. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.
Before sending funds for initial or subsequent investment by wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Your bank should transmit funds by wire to:

Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Sphere 500 Fossil Free Fund
(Shareholder Name/Account Registration
(Shareholder Account Number)

By Telephone: Investors may purchase additional shares of the Fund by calling 1-844-2SPHERE. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders in any amount will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to Market Close (generally, 4:00 p.m. Eastern Time), your shares will be purchased at the NAV calculated on the day your order is placed.
Purchase orders by telephone must be received by or prior to Market Close (generally, 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Automatic Investment Plan: For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date. A fee will be charged if your bank does not honor the AIP draft for any reason.
Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent in good order before Market Close will be priced at the NAV that is determined as of Market Close. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number, and (4) signatures by all of the shareholders whose
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names appear on the account registration with a signature guarantee, if applicable. Purchase orders received in good order after Market Close will be priced as of the close of regular trading on the following Business Day. Purchase requests not in good order may be rejected.
Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or other method of payment that is returned. The Fund reserves the right to reject any application. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to suspend the offering of shares.
Redemption of Shares
You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent or authorized financial intermediary has received your redemption request. The Fund’s name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests. You may elect to have redemption proceeds paid by check, by wire or by electronic funds transfer via ACH. Proceeds will be sent to the address or bank account on record. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. If you purchased your shares through a financial intermediary (as discussed under “Purchasing and Selling Shares Through a Financial Intermediary,” below) you should contact the financial intermediary for information relating to redemptions.
The Fund typically expects to pay redemption proceeds on the next Business Day after the redemption request is received in good order and prior to Market Close (generally, 4:00 p.m. Eastern Time), regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. If the Fund has sold securities to generate cash to meet your redemption request, the redemption proceeds may be postponed until the first Business Day after the Fund receives the sales proceeds. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings if consistent with the management of the Fund. The Fund reserves the right to redeem in-kind as described under “In-Kind Redemptions,” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. If shares to be redeemed represent a recent investment made by check or ACH transfer, the Fund reserves the right to not make the redemption proceeds available until it has reasonable grounds to believe that the check or ACH transfer has been collected (which may take up to 10 calendar days). Shareholders can avoid this delay by utilizing the wire purchase option.
By Mail: If you redeem your shares by mail, you must submit written instructions which indicate the Fund’s name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration along with a signature guarantee, if applicable. Your redemption request should be sent to:
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Regular mail:
Sphere 500 Fossil Free Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701
Overnight mail:
Sphere 500 Fossil Free Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices. Redemption requests must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing.
By Wire: Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system.
By Telephone: If you prefer to redeem your shares by telephone and you did not decline telephone options on your account application, you may then initiate a redemption of shares up to the amount of $50,000 by calling the Transfer Agent at 1-844-2SPHERE. Adding telephone options to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.
Investors may have a check sent to the address of record, may wire proceeds to a shareholder’s bank account of record, or proceeds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.
Redemption requests by telephone must be received by or before the close of regular trading on the Exchange on any Business Day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after Market Close (generally, 4:00 p.m. Eastern Time).
Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Systematic Redemption Plan: You may specify a dollar amount ($100 minimum) to be withdrawn quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. The Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account. You may cancel or change your plan at least five days prior to the next scheduled withdrawal or redeem all your
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shares at any time. The Fund will continue withdrawals until your shares are gone or until the Fund or you cancel the plan. IRA accounts establishing a Systematic Redemption Plan to satisfy a Required Minimum Distribution are exempt from the minimum withdrawal amount and minimum account size requirements.
In-Kind Redemptions: The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption-in-kind”) and may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. Redemptions in-kind are taxable in the same manner to a redeeming shareholder as redemptions paid in cash for federal income tax purposes. Securities redeemed in-kind will be subject to market risk until they are sold. In addition, the sale of securities received in-kind may be subject to brokerage fees, and may give rise to taxable gains or losses.
Retirement Accounts: Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-844-2SPHERE. You will be asked whether or not to withhold taxes from any distribution.
Signature Guarantees: A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has been changed within the last 30 calendar days; or
•For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Purchasing and Redeeming Shares Through a Financial Intermediary
You may purchase and redeem shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell their shares and receive purchase and redemption orders on behalf of the Fund. When you place your purchase or redemption order with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Fund. Financial intermediaries may be authorized by the Distributor, to designate other financial intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund, a financial intermediary or, if applicable, a financial intermediary’s authorized designee accepts the order. The financial intermediary holds your shares in an omnibus account in the financial intermediary’s name, and the financial intermediary maintains your individual ownership records. Your financial intermediary may charge you a fee for handling your
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purchase and redemption orders. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
Financial intermediaries, such as banks, custodians, investment advisers and broker-dealers, hold shares of the Funds for their clients through omnibus or networked accounts. The Fund, and/or the Distributor, on behalf of the Fund, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own Fund shares. The Fund, the Adviser, and the Sponsor, or their affiliates, may pay financial intermediaries for such services. The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services.
Frequent Purchases and Redemptions
The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). “Market timing” generally refers to frequent or excessive trades into or out of a mutual fund in an effort to anticipate changes in market prices of its investment portfolio. Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading can: (i) force the Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (some small-cap stocks, for example) or are traded primarily in markets outside of the U.S. Frequent traders using arbitrage strategies can dilute the Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Fund.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The policy is intended to discourage excessive trading in the Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice. The Fund may, in certain circumstances, reverse a transaction determined to be abusive.
The Fund will generally monitor trading activity within a 90 day period. The Fund may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades, and the amount of the trades in making such determinations. The Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. In applying these policies, the Fund considers the information available at the time and may consider trading activity in multiple accounts under common ownership, control, or influence.
When excessive or short-term trading is detected, the party involved may be banned from future trading in the Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity. The Fund will seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders.
There is no guarantee that the Fund or its agents will be able to detect market timing or abusive trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.
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In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.
The Fund’s policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The Fund will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable. Nonetheless, the Fund’s ability to identify and deter frequent purchases and redemptions of Fund shares through omnibus accounts is limited. The Fund’s success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Fund. In some cases, the Fund may rely on the excessive trading policies of the financial intermediaries in lieu of applying the Fund’s policies when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If a financial intermediary fails to enforce the Fund’s policies with respect to market timing and other abusive trading activity, the Fund may take other actions, including terminating its relationship with such financial intermediary.
Other Fund Policies
Small Accounts: If the value of your account falls below the investment minimum through redemptions, the Fund may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Fund may close your account, redeem your shares, and send you the proceeds. The Fund will not close your account if it falls below the investment minimum solely as a result of a reduction in your account’s market value.
Customer Identification Program: In compliance with the USA PATRIOT Act, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing only a P.O. Box will not be accepted. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you will be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to: (i) place limits on transactions in an investor’s account until the investor’s identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified.
Householding: You may occasionally receive proxy statements and other regulatory documents for the Fund. In an effort to decrease costs and to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same address. If you would like to discontinue householding for your accounts please call, toll-free, 1-844-2SPHERE to request individual copies of these documents. Once the Fund receives notice to stop
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householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Lost Shareholders: It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Shareholders with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
Distributions
Distributions from the Fund’s net investment income, if any, are declared and paid annually. Any net capital gain realized by the Fund also will be distributed annually. The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local income tax.
Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions will be reinvested in additional Fund shares, unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time. If you wish to change your distribution option, write or call the Transfer Agent at least 5 days prior to the record date for the distribution. Shares become entitled to receive distributions on the day after the shares are issued.
Federal Income Taxes
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. Although the Fund expects that most or all of its distributions of investment company taxable income will be taxed at the federal income tax rates applicable to ordinary income, for a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income (generally, dividends received by the Fund from U.S. corporations, corporations incorporated in a possession of the U.S., and certain foreign corporations that are eligible for the benefits of a comprehensive tax treaty with the U.S.), such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the
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Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.
Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Internal Revenue Code of 1986, as amended, for United States residents.
Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to the Fund’s shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referenced above.
You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.
Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.
Some foreign governments levy withholding taxes against dividends and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S.
22

possessions. If the Fund makes such an election, you will be notified. Please see the SAI for additional information regarding the foreign tax credit.
The Fund is required to report to certain shareholders and the IRS the adjusted cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell or redeem those shares. The Fund will determine adjusted cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.
FINANCIAL HIGHLIGHTS
Because the Fund has recently commenced operations, there are no financial highlights available at this time.

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PRIVACY NOTICE - SPHERE 500 FOSSIL FREE FUND

Notice of Privacy Policy & Practices

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you. We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;
•information you give us orally; and
•information about your transactions with us or others.

The types of non‑public personal information we collect and share can include:

•social security number;
•account balances;
•account transactions;
•transaction history;
•wire transfer instructions; and
•checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-844-2SPHERE.

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Investment Adviser
Reflection Asset Management, LLC
1000 Palm Boulevard
Isle of Palms, South Carolina 29451

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Index Receipt Agent, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Vigilant Distributors, LLC
Gateway Corporate Center Ste 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

Compliance Services
Vigilant Compliance, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, Pennsylvania 19317

SPHERE 500 FOSSIL FREE FUND
a series of Manager Directed Portfolios

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
When available, the Fund’s annual and semi-annual reports provide additional information about the Fund’s investments, including the most recent financial reports and portfolio holdings. The annual reports will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal year.

The Fund’s shareholder reports will be made available on a website, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through e-delivery.

Copies of these documents, and answers to questions about the Fund, may be obtained without charge, upon request, by contacting:

Sphere 500 Fossil Free Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-844-2SPHERE

Reports and other information about the Fund are also available:

•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•free of charge from the Fund’s Internet website at www.reflectionam.com/sphere; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s SEC Investment Company Act of 1940 file number is 811-21897.

MANAGER DIRECTED PORTFOLIOS
Sphere 500 Fossil Free Fund
(Trading Symbol: SPFFX)

615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

STATEMENT OF ADDITIONAL INFORMATION October 4, 2021, as amended and restated December 9, 2021

This Statement of Additional Information (“SAI”) provides general information about the Sphere 500 Fossil Free Fund (the “Fund”), a series of Manager Directed Portfolios (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated October 4, 2021, as supplemented December 9, 2021 (the “Prospectus”), as supplemented and amended from time to time.
You may obtain a copy of the Fund’s Prospectus and/or the annual and semi-annual reports to shareholders (when available) at no charge by contacting the Fund at the address or toll-free telephone number below.

Sphere 500 Fossil Free Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone: 1-844-2SPHERE

GENERAL INFORMATION
The Fund is a mutual fund that is a diversified, separate series of Manager Directed Portfolios (the “Trust”). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on April 4, 2006. Effective July 1, 2016, the Trust changed its name from The Roxbury Funds to Manager Directed Portfolios. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to establish series of shares, each of which constitutes a series separate and distinct from the shares of the other series.

INVESTMENT POLICIES AND RISKS
The following information supplements the information concerning the Fund’s investment objective, policies and limitations found in the Prospectus.
Investment Objective. The Fund seeks to track the performance, before fees and expenses, of the Sphere 500 Fossil Free Index (the “Index”). The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders. However, the Fund will not make any change in its investment policy of investing at least 80% of its net assets in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.
Diversification. The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. The Fund’s classification as a diversified fund is a fundamental policy, and cannot be changed without the prior approval of the Fund’s shareholders, as described under “Investment Limitations,” below.
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Investment Strategies and Related Risks
Equity Securities. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Common Stocks. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Large-Cap Companies. To the extent the Fund invests in the equity securities of large-sized companies, it will be exposed to the risks of larger-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Mid-Cap Companies. Investing in medium capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about medium capitalization companies.
Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Real Estate Investment Trusts (“REITS”). Equity REITs invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.
A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90 percent of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.
The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, a REIT may fail to qualify for pass-through tax treatment, which would subject the REIT to federal income taxes and adversely affect the Fund’s return on its investment in the REIT. In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a regulated investment company and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.
Initial Public Offerings. The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable short-term capital gains that, to the extent not offset by losses, will be distributed to the shareholders and taxable to them at ordinary income rates. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Borrowing. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks on a secured basis in an amount up to 33-1/3% of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets. The Fund will not borrow to leverage the Fund in an attempt to enhance investment returns.
The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This coverage allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.
Illiquid Securities. The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. An illiquid security is a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Adviser makes the day to day determinations of liquidity pursuant to the Fund’s liquidity risk management program, monitor the liquidity of securities held by the Fund and report periodically on the Fund’s liquidity to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board. Illiquid securities include securities issued by private companies and restricted securities (securities where the disposition of which is restricted under the federal securities laws). Rule 144A securities may be treated as liquid securities if they meet the criteria in the Fund’s liquidity risk management program. External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value using procedures adopted by the Board. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.
Investment Company Securities and ETFs. The Fund may invest in investment company securities, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder. Generally, the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company, or (c) more than 10% of the Fund’s total assets would be invested in investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) as permitted by the 1940 Act and the “fund of funds” rules promulgated thereunder, including Rule 12d1-4. Rule 12d1-4 provides an exemption from Section 12(d)(1) that allows a registered investment company to invest all of its assets in other registered investment companies, including ETFs, if the registered investment company satisfies certain conditions specified in the rule, including, among other conditions, that the registered investment company and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).
Money Market Funds. The Fund may invest in the securities of money market funds, within the limits prescribed by the 1940 Act.
U.S. Government Obligations. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although not all obligations of agencies and instrumentalities are direct obligations of the U.S. Treasury, the U.S. Government may provide support for payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the U.S. (for example, GNMA securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the FNMA, FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the U.S., the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.
Some of the securities issued directly by the U.S. Treasury include Treasury bills (having maturities of one year or less when issued); Treasury notes (having maturities of one to ten years when issued); Treasury bonds (having maturities of more than 10 years when issued); and TIPS. While U.S. Treasury securities have little credit risk, they are subject to price fluctuations prior to their maturity.
Portfolio Turnover. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High portfolio turnover may result in increased brokerage costs to the Fund and also adverse tax consequences to the Fund’s shareholders.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund has policies and procedures in place regarding the disclosure of Fund portfolio holdings designed to allow disclosure of portfolio holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis.
The Fund provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities. Regulatory filings with portfolio holdings information are made approximately 60 days after the end of each fiscal quarter.

The Fund may, but is not required to, disclose some of the Fund’s portfolio holdings information on the Adviser’s website, at a shareholder meeting, in Adviser newsletters or in other communications made available to all shareholders. Such portfolio holdings disclosures may include the Fund’s complete portfolio holdings, the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings, or a percentage breakdown of the Fund’s investments by country, sector and industry, or particular holdings. The Adviser may not selectively disclose such information unless all of the information is disclosed by one of the above methods to all shareholders.
The Fund may disclose information relating to the Fund’s portfolio holdings to:
•certain “independent reporting agencies” recognized by the SEC to be acceptable agencies for the reporting of industry statistical information;
•financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, subject to a confidentiality agreement and trading restrictions; and
•service providers subject to a duty of confidentiality who require access to the information: (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; or (iv) for the purpose of due diligence regarding a merger or acquisition.
The Fund may also disclose such information in accordance with ongoing arrangements with certain third parties, as discussed below. In addition, such disclosures may be made by the Adviser’s, if applicable, trading desk to broker-dealers in connection with the purchase or sale of securities on behalf of the Fund. Finally, the Fund may disclose such information in such other limited circumstances as the Board or a committee thereof deems appropriate, subject to a confidentiality agreement and trading restrictions.
In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, or principal underwriter, or any affiliated person of the Fund, the Adviser or principal underwriter, on the other, the Trust’s Chief Compliance Officer must approve a non-public disclosure of portfolio holdings, other than the ongoing arrangements described below, which have been approved by the Board. The Trust’s Chief Compliance Officer must report all such arrangements to disclose portfolio holdings information to the Board on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders. Before any non-public disclosure of information about the Fund’s holdings, the Trust’s Chief Compliance Officer will require the recipient of such non-public portfolio holdings information to agree, or provide proof of an existing duty, to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Trust, the Adviser, or their affiliates, receive any consideration or compensation for disclosing portfolio holdings information.
Each of the following third parties have been approved to receive Fund holdings information: (i) U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, transfer agent and fund accounting agent; (ii) the Fund’s independent public accounting firm; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) U.S. Bank N.A., the Fund’s custodian in connection with its custody of the Fund’s assets; (v) Godfrey & Kahn, S.C., Trust counsel; (vi) proxy voting services retained by the Fund or the Adviser; and (vii) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor’s, all of which currently receive such information 15 days following the end of a calendar quarter; (viii) data vendors utilized in connection with the liquidity classifications of the Fund’s investments pursuant to Rule 22e-4 of the 1940 Act; and (ix) disclosures made to the middle- or back-office services providers to the Adviser who need to know such information to provide such services to the Adviser.
Information may be provided to these parties at any time under conditions of confidentiality, including a duty not to trade on the Fund’s non-public holdings. “Conditions of Confidentiality” include confidentiality items included in written agreements, implied by the nature of the relationship or required by fiduciary or regulatory principles. The Adviser and other service providers have established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Except for the foregoing, the Trust has no ongoing arrangements to disclose portfolio holdings information with respect to the Fund.
INVESTMENT LIMITATIONS
The Fund has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement.
As a matter of fundamental policy, the Fund will not:
1.purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;
2.invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies), except that the Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries;
3.borrow money, provided that the Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);
4.make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;
5.underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
6.purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7.purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or
8.issue senior securities, except to the extent permitted by the 1940 Act.
With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund, and takes this into account in determining its compliance with the restriction provided in item (2).
With regard to the restriction set forth in item (8) above, the 1940 Act permits a fund to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if a fund segregates or earmarks assets on the fund’s records or otherwise covers its obligations to limit the fund’s risk of loss, such as through offsetting positions.
The following non-fundamental investment policy applies to the Fund and may be changed by the Board without shareholder approval:
1.Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that are issued by companies that do not derive any revenue from the sale of fossil fuels or have fossil fuel related assets or reserves or use fossil fuels for power generation.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, new Rule 18f-4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. The Derivatives Rule provides an exception for a fund that limits its derivatives exposure to 10% of its net assets, excluding certain currency and interest rate hedging transactions. On August 19, 2022, the SEC will rescind Release 10666 and withdraw staff letters and similar guidance addressing a fund’s use of derivatives and require funds to satisfy the requirements of the Derivatives Rule. Unless the Fund elects to comply early with the Derivatives Rule, the Fund may continue to engage in certain asset segregation practices in accordance with Release 10666 and related staff letters and guidance until August 19, 2022.

TRUSTEES AND OFFICERS
The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Name, Year of Birth and Address(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
Gaylord B. Lyman (Born 1962)	Trustee and Audit Committee Chairman, since April 2015	Senior Portfolio Manager, Affinity Investment Advisors, LLC, since 2017; Managing Director of Kohala Capital Partners, LLC, (2011 – 2016).	9	None
Scott Craven Jones (Born 1962)	Trustee since July 2016 and Lead Independent Trustee since May 2017	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), since 2013; Interim Managing Director, Park Agency, Inc., since 2020.	9	Trustee, Madison Funds, since 2019 (18 portfolios); Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, since 2017 (2 portfolios); Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry) (2015 – 2016).
Lawrence T. Greenberg (Born 1963)	Trustee since July 2016	Senior Vice President and Chief Legal Officer, The Motley Fool Holdings, Inc., since 1996; Venture Partner and General Counsel, Motley Fool Ventures LP, since 2018; Adjunct Professor, Washington College of Law, American University, since 2006; General Counsel, Motley Fool Asset Management, LLC (2008 – 2018); Manager, Motley Fool Wealth Management, LLC (2013 – 2018).	9	None
James R. Schoenike (Born 1959)	Trustee since July 2016(4)	Distribution Consultant since 2018; President and CEO, Board of Managers, Quasar Distributors, LLC (2013 – 2018).	9	None
(1)The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
(3)The Trust currently has eight active portfolios. As of the date of this SAI, one portfolio of the Trust (the Dakota Emerging Markets Fund) has been registered but has not yet commenced operations.

(4)Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC.
As of the date of this SAI, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Adviser, or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name, Year of Birth and Address	Position(s) Held with the Trust and Length of Time Served (3)	Principal Occupation(s) During the Past Five Years
OFFICERS
Scott M. Ostrowski(1) (Born 1980)	President and Principal Executive Officer, since August 10, 2021	Senior Vice President, Compliance and Administration, Fund Services, since 2006
Alyssa M. Bernard(1) (Born 1988)	Vice President and Secretary, since August 20, 2019(4)
Vice President, Compliance and Administration, Fund Services, since 2021; Assistant Vice President, Compliance and Administration, Fund Services, 2018-2021; Attorney, Mutual Fund Disclosure, Waddell & Reed Financial, Inc., 2017-2018; Attorney, Corporate Governance, American Century Companies, Inc., 2014-2017

Justin Dausch(2) (Born 1989)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer, since January 1, 2020	Director, Vigilant, since 2017; Compliance Associate, HSBC (investment banking company), 2015-2017
Matthew J. McVoy(1) (Born 1980)	Vice President, Treasurer, and Principal Financial Officer, since July 1, 2016(4)	Assistant Vice President, Compliance and Administration, Fund Services, since 2005
Colton W. Scarmardo(1) (Born 1997)	Assistant Treasurer, since May 11, 2021	Fund Administrator, Compliance and Administration, Fund Services, since 2019; Business Administration Student, 2015-2019
(1)The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)Each officer is elected annually and serves until his or her successor has been duly elected and qualified.
(4)Mr. McVoy and Ms. Bernard have served as Vice Presidents of the Trust, in addition to their other positions held with the Trust, since May 11, 2021.
Leadership Structure and Responsibilities of the Board and the Committee
The Board has selected Scott Craven Jones to serve as Lead Independent Trustee. The position of Chairman of the Board is vacant and, as Lead Independent Trustee, Mr. Jones acts as Chairman. Mr. Jones’ duties include presiding at meetings of the Board and serving as Chairman during executive sessions of the Independent Trustees; interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings; acting as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings; helping to set Board meeting agendas; and performing other functions as requested by the Board from time to time.
The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.
The Board has established one standing committee – the Audit Committee. The Board may establish other committees or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. The Audit Committee meets regularly to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committee, see the section “Audit Committee,” below.
The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.
Audit Committee
The Audit Committee is comprised of all of the Independent Trustees. Mr. Lyman serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent auditors; (2) review and pre-approve the audit and non-audit services provided by the independent auditors; (3) review the scope of the audit and the results of the audit of the Fund’s financial statements; and (4) review with such independent auditors the adequacy of the Trust’s internal accounting and financial controls. Mr. Lyman and Mr. Jones serve as the Audit Committee’s “audit committee financial experts.” Because the Fund is new, the Audit Committee has not met with respect to the Fund as of the date of this SAI.
Trustee Experience, Qualifications, Attributes and/or Skills
The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively and the ability to exercise judgment, ask incisive questions, manage people and develop solutions to problems.
Mr. Schoenike has been a trustee of the Trust since July 2016. He was employed by various subsidiaries of U.S. Bancorp from 1990 to 2018 and has decades of experience in the securities industry. In 2000, Mr. Schoenike founded Quasar and established Quasar as a FINRA member broker-dealer dedicated to underwriting and distributing mutual funds, of which he served as President and Chief Executive Officer. Mr. Schoenike previously participated in the FINRA securities arbitration program as an industry arbitrator. Mr. Schoenike previously served as Chairman of the Board from July 2016 to December 2020.
Mr. Lyman has been a trustee of the Trust since April 2015, serves as Chairman of the Audit Committee and has been designated as an audit committee financial expert for the Trust. Mr. Lyman has over 15 years of experience in the investment management industry. He has served as Senior Portfolio Manager of Affinity Investment Advisors, LLC, an investment adviser, since 2017. Prior to that, he served as the Managing Director and portfolio manager of Kohala Capital Partners, an investment adviser, from 2011 to 2016. He also previously served as a vice president and portfolio manager of Becker Capital Management, Inc., an investment adviser. Mr. Lyman has an MBA from the Anderson School of Management at UCLA and holds the Chartered Financial Analyst designation.
Mr. Jones has been a trustee of the Trust since July 2016, has served as Lead Independent Trustee since May 2017, serves on the Audit Committee, and has been designated as an audit committee financial expert for the Trust. He has over 25 years of experience in the asset management industry as an independent director, attorney and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds. Mr. Jones currently is a trustee of two other registered investment companies and is a Managing Director of Carne Global Financial Services (US) LLC where his work includes director and risk oversight positions with investment advisers and serving as an independent director of private funds. Mr. Jones also currently serves as interim Managing Director of Park Agency Inc., a family office. Prior to that, he was an advisor to Wanzenburg Partners and served as Chief Operating Officer and Chief Financial Officer to Aurora Investment Management. He has a Juris Doctorate degree from Northwestern University School of Law and holds the Chartered Financial Analyst designation.
Mr. Greenberg has been a trustee of the Trust since July 2016 and serves on the Audit Committee. Mr. Greenberg has over 20 years of experience in the securities industry. He has been Chief Legal Officer and Senior Vice President of The Motley Fool Holdings, Inc. since 1996. He also served as General Counsel to Motley Fool Asset Management, LLC from 2008 to 2018 and as Manager of Motley Fool Wealth Management, LLC from 2013 to 2018. He has been a Venture Partner of and General Counsel to Motley Fool Ventures LP since 2018. Mr. Greenberg is a Director of The Motley Fool Holdings, Inc.’s wholly-owned subsidiaries in the United Kingdom, Australia, Canada, Singapore, and Germany. Mr. Greenberg also has directorship experience through his service on the board of a private technology company. He has a Master’s degree and a Juris Doctorate degree from Stanford University.
Risk Oversight
The Board performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and the Board committee, and (2) indirect oversight through the investment advisers and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk and reputational risk. Day-to-day risk management with respect to the Fund is the responsibility of the investment advisers or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
The Board provides risk oversight by receiving and reviewing on a regular basis reports from the investment advisers and other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Fund’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the investment advisers and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.
Board oversight of risk management is also provided by the Board’s Audit Committee. The Audit Committee meets with the Fund’s independent registered public accounting firm to ensure that the Fund’s audit scope includes risk-based considerations as to the Fund’s financial position and operations.
The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.
Security and Other Interests. As of the date of this SAI, no Trustees beneficially owned shares of the Fund.
Furthermore, as of the date of this SAI, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record, in the Adviser, the Distributor, or any of their affiliates. Accordingly, neither the Independent Trustees, nor members of their immediate family, have a direct or indirect interest or relationships, or been involved in any transactions, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.
Compensation. For their services as Independent Trustees, the Independent Trustees receive from the Trust an annual retainer in the amount of $25,000; a per meeting fee of $1,750 for each regular quarterly Board meeting attended; a per meeting fee of $1,750 for each Board or committee meeting attended in addition to the four regular Board meetings, the special investment advisory agreement review meeting, and the four regular Audit Committee meetings; and reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Lead Independent Trustee receives an additional $2,500 annual retainer and the Audit Committee Chair receives an additional $1,500 annual retainer.
For the Fund's current fiscal year, the Independent Trustees are estimated to receive the following compensation. Independent Trustee fees are paid, in part, by the Adviser out of the unified management fee paid to the Adviser by the Fund, and Trustee compensation is not a direct expense of the Fund.

Independent Trustee	Estimated Aggregate Compensation from Fund(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Fund and the Trust(4) Paid to Trustees:
Gaylord Lyman(2)	$4,188	$0	$0	$33,500
Lawrence Greenberg	$4,000	$0	$0	$32,000
Scott Craven Jones(5)	$4,313	$0	$0	$34,500
James Schoenike	$4,000	$0	$0	$32,000
(1)Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(2)Audit Committee chairman.
(3)As of the date of this SAI, the Trust currently has ten operational portfolios and one portfolio that has been registered but has not yet commenced operations.
(4)Lead Independent Trustee.
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

The Trust and the Adviser’s codes of ethics may be found on the SEC’s website at http://www.sec.gov in the exhibits to the Fund’s registration statement on Form N-1A.

PROXY VOTING
The Board has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by Adviser. Pursuant to the Voting Polices and Voting Guidelines, the Adviser will vote all proxies as it judges in the best interests of the Fund and its shareholders. The Voting Guidelines are attached to this SAI as Appendix A.
The Adviser’s Chief Compliance Officer will identify any conflicts that exist between the interests of the Adviser and the Fund. This examination will include a review of the relationship of the firm with the issuer of each security to determine if the issuer is a client of the Adviser or has some other relationship with the Adviser or one of its clients. In such instances, the Adviser will submit a separate report to the Board indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.
The Fund’s proxy voting record for the twelve-month period ended June 30 of each year if applicable, will be available by August 31 of the same year (i) without charge, upon request, by calling (800) 497-2960 and (ii) on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, there were no principal shareholders or control persons of the Fund. As of the date of this SAI, the Trustees and officers did not beneficially own (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) any shares of the Fund.
INVESTMENT ADVISORY SERVICES
Reflection Asset Management, LLC located at 1000 Palm Boulevard, Isle of Palms, South Carolina 29451, serves as the investment adviser to the Fund. Jason Britton, Founder and Chief Executive Officer is the controlling owner of the Adviser. As of July 31, 2021, the Adviser had approximately $25 million in assets under management.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser manages the Fund. The Advisory Agreement has an initial term of two years and will continue in effect from year to year if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated on 60 days’ written notice without penalty: (i) by vote of the Board; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Adviser. The Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.
Under the terms of the Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund securities and other investments consistent with the Fund’s objective and policies; (c) furnish office space and office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the

Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to maintain all books and records with respect to the Trust’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefor. The Trust and/or the Adviser may at any time or times, upon approval by the Board and the shareholders of the Fund, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.
The Advisory Agreement provides that the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund, except to the extent of a loss resulting from willful misfeasance, bad faith, negligence, or reckless disregard on its part in the performance of its obligations and duties under the agreement.
Pursuant to the Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, equal to 0.07% of the average daily net assets of the Fund. The Fund is new and has not paid management fees to the Adviser as of the date of this SAI. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the unified management fee payable to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution (12b-1) fees and expenses and shareholder service fees and expenses under a shareholder services plan.
SERVICE PROVIDERS
Fund Administrator, Transfer Agent, and Fund Accountant
Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Fund’s administrator pursuant to an administration agreement between Fund Services and the Trust. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.
The Fund is new and the Adviser has not paid the Administrator any fees for administrative services to the Fund as of the date of this SAI.

Independent Registered Public Accounting Firm
BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103 serves as the independent registered public accounting firm to the Trust providing services which include: (1) auditing the annual financial statements for the Fund; and (2) the review of the annual federal income tax returns filed on behalf of the Fund.
Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and the Independent Trustees.
Custodian
U.S. Bank National Association (the “Custodian”), located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, an affiliate of Fund Services, serves as the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund. The Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian maintains custody of securities and other assets of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, and collects income from investments. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.
Compliance Services
Vigilant Compliance, LLC (“Vigilant”) provides compliance services to the Fund pursuant to a service agreement between Vigilant and the Trust. Under this service agreement, Vigilant also provides an individual to serve as Chief Compliance Officer to the Trust, subject to the approval and oversight of the Board. The Board has approved Mr. Dausch as Chief Compliance Officer of the Trust.
DISTRIBUTION OF SHARES
Vigilant Distributors, LLC, (the “Distributor”), located at Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania 19317, acts as the Fund’s distributor. Pursuant to an agreement between the Distributor and the Trust (the “Distribution Agreement”), the Distributor serves as the Fund’s principal underwriter, provides certain administration services, and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan to pay for shareholder support services from the Fund’s assets in an amount not to exceed 0.10% of average daily net assets of the Fund. Under the plan, the Fund may pay shareholder servicing fees to shareholder servicing agents who have written shareholder servicing agreements with the Fund and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of the Fund’s shareholders. Such services include: (1) establishing and maintaining accounts and records relating to shareholders who invest in the Fund; (2) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (3) providing shareholders with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions; (4) processing dividend and distribution payments from the Fund on behalf of shareholders; (5) providing information periodically to shareholders as to their ownership of shares or about other aspects of the operations of the Fund; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of the Fund beneficially owned by shareholders or the information necessary for sub-accounting; (8) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested.
PORTFOLIO MANAGER
Other Accounts Managed. In addition to the Fund, the portfolio manager may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of August 31, 2021. None of the accounts below were subject to a performance fee as of such date.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jason T. Britton	1	$4.5 million	0	$0	22	20.5 million
Material Conflicts of Interest. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund and other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that the portfolio manager receives, or expects to receive, greater compensation from his management of the other accounts than from the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions, and the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.
Compensation. The following is a description of portfolio manager compensation as of the date of this SAI. As the sole owner of the Adviser, the Fund’s portfolio manager is compensated based on the profitability of the Adviser with respect to all of the Adviser’s investment advisory business. Portfolio manager compensation is not tied to Fund performance.
Ownership of Securities. As the Fund is newly formed, as of the date of this SAI, the Portfolio Manager did not beneficially own Shares.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Equity securities are generally bought and sold in brokerage transactions place on U.S. stock exchanges or in over-the-counter markets in exchange for negotiated commissions. Accordingly, the cost of transactions may vary among different brokers.

The Adviser places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. The Adviser has a fiduciary duty to the Fund to obtain best execution, on an overall basis, for any securities transactions. In selecting brokers and dealers, the Adviser seeks to obtain the overall best execution, taking into account a number of factors, including for example: price, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, special execution capabilities, willingness to execute related or unrelated difficult transactions in the future, order of call, online access to computerized data regarding clients’ accounts, the availability of stocks to borrow for short trades, the competitiveness of commission rates in comparison to other brokers satisfying the Adviser’s other selection criteria and other matters involved in the receipt of brokerage services.
The Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The Fund did not hold any securities of its regular broker-dealers as of the date of this SAI.
Brokerage Commissions. The Fund is new and had not paid any brokerage commissions as of the date of this SAI.
Allocation of Portfolio Transactions. Some of the Adviser’s other clients have investment objectives and programs similar to that of the Fund. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between the Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights with respect to election of Trustees, do not have preemptive or subscription rights and are transferable.
The Fund does not hold annual meetings of shareholders. A meeting of shareholders for the purpose of voting upon the question of removal of any Trustee may be called upon the demand of shareholders owning not less than 10% of the Trust’s outstanding shares. Except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders. Generally, subject to the 1940 Act and the specific provisions of the Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), when a quorum is present at any meeting, a majority of the shares voted will decide any questions, except only a plurality vote is necessary to elect Trustees.
The Fund may involuntarily redeem a shareholder’s shares if the shareholder owns shares of the Fund having an aggregate NAV of less than a minimum value determined from time to time by the Trustees. In addition, the Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established, including circumstances involving frequent or excessive trading in shares of the Fund. The Declaration of Trust also provides that if an officer or agent of the Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of the Fund, the Trust may require the shareholder to redeem his or her shares.
The Trust may cause, to the extent consistent with applicable law: (a) the Trust or one or more of its series to be merged into or consolidated with another trust, series of another trust or other person; (b) the shares of the Trust or any of its series to be converted into beneficial interests in another trust or series thereof; (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law; or (d) a sale of assets of the Trust or one or more of its series. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority of the shares voted when a quorum is present, provided that in all respects not governed by statute or applicable law, the Trustees have power to prescribe the procedure necessary or appropriate to accomplish a merger or consolidation, share conversion, share exchange, or sale of assets, including the power to create one or more separate trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of shares of the Trust or any of its series into beneficial interests in such separate business trust or trusts or series thereof.
Notwithstanding the foregoing paragraph, the Declaration of Trust provides that the Trustees may, without the vote or consent of shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, limited liability company, association or other organization, or any series or class of any thereof, to acquire all or a portion of the Trust property (or all or a portion of the Trust property held with respect to the Fund or allocable to a particular class) or to carry on any business in which the Trust directly or indirectly has any interest (any of the foregoing, a “Successor Entity”), and to sell, convey and transfer Trust property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of shareholders, cause a merger or consolidation between the Trust and any Successor Entity if and to the extent permitted by law. However, the Declaration of Trust provides that the Trustees shall provide written notice to affected shareholders of each such transaction. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.
The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Trust or the Fund or a class thereof to recover a judgment in its favor unless (a) shareholders holding at least ten percent (10%) of the outstanding shares of the Trust, the Fund or class, as applicable, join in the bringing of such court action, proceeding or claim; and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Statutory Trust Act, subject to certain additional requirements.
The Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder will be held to have expressly assented and agreed to the terms of the Declaration of Trust, the By-Laws of the Trust and the resolutions of the Board.
The Declaration of Trust provides that the Trust will indemnify and hold harmless each Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Covered Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust, if, as to liability to the Trust or its investors, it is finally adjudicated that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the Covered Person’s offices. In the case of settlement, such indemnification will be provided if it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of Independent Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.
The Declaration of Trust further provides that: (i) the appointment, designation or identification of a Trustee as chairperson of the Board or a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the By-Laws of the Trust, a committee charter or a Trust policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof; and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights or entitlement to indemnification.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchase of Shares. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call 1-844-2SPHERE. You may be charged a $15 annual account maintenance fee for each retirement account, up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account.
Redemption of Shares. Information regarding how to redeem shares of the Fund is discussed in the “Redemption of Shares” section of the Prospectus.
You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis. The Fund’s name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests. The Transfer Agent will normally mail or send your redemption proceeds to the bank you indicated on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions.
If shares to be redeemed represent a recent investment made by check or ACH transfer, the Fund reserves the right not to make the redemption proceeds available until they have reasonable grounds to believe that the check or ACH transfer has been collected (which could take up to 10 days). Shareholders can avoid this delay by utilizing the wire purchase option. To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.
When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of the redemption will be sent within seven days of acceptance of shares tendered for redemption. Delay may result if the purchase check or electronic funds transfer has not yet cleared, but the delay will be no longer than required to verify that the purchase amount has cleared, and the Fund will act as quickly as possible to minimize delay.
The value of shares redeemed may be more or less than the shareholder’s cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.
A shareholder’s right to redeem shares and to receive payment therefore may be suspended when: (a) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund’s securities or to determine the value of the Fund’s net assets; or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund’s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.
The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption “in-kind”) chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.
Pricing of Shares. The price of the Fund’s shares is based on its NAV. The Transfer Agent determines the NAV per share of the Fund as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the Transfer Agent and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.
The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. In the event such market quotations are not readily available, fair value will be determined using procedures adopted by the Board.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.
The Board has delegated the day-to-day functions of determining the value of securities not otherwise valued by a pricing service to the Trust’s Valuation Committee.
DISTRIBUTIONS
Distributions, if any, from the Fund’s investment company taxable income and net capital gain (the excess of net long-term capital gain over the net short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders at least annually, as described in the Prospectus.
TAXATION OF THE FUND
General. The following summarizes certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Potential investors should consult their tax advisers with specific reference to their own tax situations.
The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the taxation of the Fund’s investments or the tax consequences to investors as described in the Prospectus and SAI, and any such changes or decisions may be retroactive.
The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its investment company taxable income and net capital gain that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.
First, in each taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly-traded partnerships.
Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses; or (3) one or more qualified publicly-traded partnerships.
Third, the Fund must distribute an amount equal to at least the sum of 90% of the Fund’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt interest income, if any, for the year.
The Fund intends to comply with these requirements. However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a regulated investment company. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all of its taxable income would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s then-current and accumulated earnings and profits, and certain corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.
Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Services (“IRS”) the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
Foreign taxpayers are generally subject to withholding tax at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax convention.
Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with the shareholder’s correct Social Security Number or other taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Interest and dividends received by the Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on Fund securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments held by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would, in effect, pass through to the shareholders any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as distributions paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by the shareholder, his or her proportionate share of those taxes paid by the Fund, (ii) treat his or her share of those taxes and of any distribution paid by the Fund that represents income sourced from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by the shareholder in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions.
A sale or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale or redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.
Capital Loss Carryforwards. Capital loss carryforwards can be carried forward indefinitely and will retain their character as short-term or long-term capital losses.
State and Local Taxes. Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.
The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when such shareholders sell or redeem such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a gain or loss. If you sell or redeem covered shares during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.
A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.
If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
FINANCIAL STATEMENTS
As the Fund has recently commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

XIII.PROXY VOTING

Rule 204-2 under the Advisers Act requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Adviser has actually voted their proxies. The Adviser has adopted these Proxy Voting Policies and Procedures to ensure that it satisfies its fiduciary obligations and requirements under applicable law.

Under Rule 206(4)-6 of the Act an investment adviser is prohibited from exercising voting authority with respect to client securities unless: the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, which procedures must include how the adviser addresses material conflicts of interest that may arise between the interest of the adviser and its clients; the adviser describes its proxy voting procedures to its clients and provides copies on request, and the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

The Adviser generally does not take any action or render any advice with respect to voting proxies solicited by, or with respect to, the issuers of any client securities, except to the extent otherwise required by law. It is the Adviser’s policy not to vote proxies for standard SMA’s. However, this policy does not apply to certain institutional or other accounts as specifically agreed in writing. The Adviser has responsibility to vote proxies for securities held in the ETF Fund and other investment companies for which the Adviser is the named investment adviser.

RESPONSIBILITY

The CEO is responsible for ensuring that proxies are voted in a manner consistent with the interests of clients and may designate a Proxy Voting Coordinator to fulfill these responsibilities.
GENERAL POLICY

Generally, the Adviser will support company management teams which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term, consistent with the Adviser’s belief that long-term shareholder value need not be sacrificed in favor of short-term gains. Accordingly, it is the general policy of the Adviser to vote in accordance with management recommendations on proposals, with the following exceptions:

(1)When proposals diminish rights of shareholders or diminish management or board accountability to shareholders to an extent that the Adviser determines is inconsistent with the long-term interests of shareholders; and

(2)There may be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. On occasion, votes may be withheld for certain directors to show the Adviser’s disfavor with a company’s Chief Executive Officer or other directors.

CONFLICTS OF INTEREST

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For purposes of this policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Adviser or an affiliate of which the Adviser has actual knowledge that may affect the Adviser’s judgment in voting securities in the best interest of client accounts. Material conflicts of interest may arise when the Adviser or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer. Immaterial conflicts of interest may arise when the Adviser or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) that does not affect the Adviser’s judgment. When the Adviser votes proxies based on the General Policy described above, it demonstrates that the vote was not the product of a material conflict of interest because the policy requires minimal discretion on the part of the Adviser. However, in the event that the Adviser determines that there is a material conflict of interest with respect to the proxy vote, the CEO will consult with the CCO to determine whether to contact the client for instructions with respect to how to vote the proxy.

DEVIATIONS FROM GENERAL POLICY

The Adviser will, at all times, make a best effort to vote all proxies in the best interest of its clients. However, there may be some instances in which the Adviser will choose not to vote or may not be able to vote a proxy. Issues that may affect the Adviser’s ability to vote include extraordinary requirements such as share blocking or the requirement to vote the security in person. All votes in which the Adviser has chosen to override the General Policy will be reviewed on a quarterly basis by the CCO or designee. The CEO, or Proxy Voting Coordinator if designated, is responsible for maintaining the documentation regarding any vote overrides and third-party recommendations.

PROCEDURES

The Adviser mayengage an independent proxy voting service which would be responsible for receipt of proxy ballots, vote execution, vote record maintenance, and vote reporting. The votes will be cast according to the General Policy noted above. When new accounts are added, the Adviser will work with the voting service and the custodian to get the accounts set up in the voting services’ system to allow for automated voting.
Upon request, the Adviser will provide copies of its Proxy Voting Policies and Procedures to clients, as well as information regarding how the client’s proxies were voted.

Annually, the Adviser will review any proxy voting service and document said review. The CCO or designee will periodically review the Proxy Voting Policies and Procedures.

BOOKS AND RECORDS

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, the Adviser will retain the following items in its books and records:
(1)proxy voting policies and procedures;
(2)proxy statements received regarding client securities;
(3)records of votes cast on behalf of clients;
(4)records of client requests for proxy voting information; and
(5)any documents prepared by the Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision.

The Adviser may rely on proxy statements filed on the EDGAR system instead of keeping its own copies. The Adviser may also rely on proxy statements and records of proxy votes cast by

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the Adviser that are maintained with a proxy voting service, if the Adviser has obtained an understanding from the proxy voting service to provide a copy of the documents promptly upon request.

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